                             AMERCO
           _________________________________________


          SERIES B PREFERRED STOCK PURCHASE AGREEMENT


                        August 30, 1996

          ___________________________________________

                       TABLE OF CONTENTS

                                                         Page No.

     ARTICLE I.
     DESCRIPTION OF TRANSACTION.................................1
     --------------------------
          1.1  Description of Securities........................1
               -------------------------
          1.2  Purchase of Series B Preferred...................1
               ------------------------------
          1.3  Closing..........................................1
               -------
ARTICLE II.
     Representations and Warranties of the Corporation..........1
     -------------------------------------------------
          2.1  Corporate Existence..............................1
               -------------------
          2.2  Corporate Authority..............................2
               -------------------
          2.3  Financial Statements.............................2
               --------------------
          2.4  Corporate Action; No Breach......................2
               ---------------------------
          2.5  Operation of Business............................2
               ---------------------
          2.6  Litigation and Judgments.........................3
               ------------------------
          2.7  Enforceability...................................3
               --------------
          2.8  Approvals........................................3
               ---------
          2.9  Debt.............................................3
               ----
          2.10 Rating...........................................3
               ------
          2.11 Taxes............................................3
               -----
          2.12 Margin Securities................................4
               -----------------
          2.13 ERISA............................................4
               -----
          2.14 Disclosure.......................................4
               ----------
          2.15 Capitalization...................................4
               --------------
          2.16 Agreements.......................................5
               ----------
          2.17 Compliance with Laws.............................5
               --------------------
          2.18 Investment Company Act...........................5
               ----------------------
          2.19  Public Utility Holding Company Act..............5
                ----------------------------------
          2.20 Environmental Matters............................5
               ---------------------
          2.21 Labor Disputes and Acts of God...................6
               ------------------------------
     ARTICLE III.
     Representations and Warranties of the Holder...............7
     --------------------------------------------
          3.1  Organization and Good Standing...................7
               ------------------------------
          3.2  Authorization....................................7
               -------------
          3.3  Enforceability...................................7
               --------------
          3.4  Accredited Investor..............................7
               -------------------
          3.5  Investment.......................................7
               ---------
          3.6  Access to Data...................................7
               --------------
ARTICLE IV.
     Positive Covenants.........................................7
     ------------------
          4.1  Existence; Business and Properties...............8
               ----------------------------------
          4.2  Insurance........................................8
               ---------
          4.3  Obligations and Taxes............................8
               ---------------------
          4.4  Financial Statements, Reports, etc...............8
               -----------------------------------
          4.5  ERISA...........................................11
               -----
          4.6  Maintaining  Records: Access  to  Properties  and
               -------------------------------------------------
               Inspections.....................................12
               -----------
          4.7  Use of Proceeds.................................12
               ---------------
          4.8  Ownership and Operation of Picacho..............12
               ----------------------------------
          4.9  Further Assurances..............................12
               ------------------
          4.10 Compliance with Other Instruments...............12
               ---------------------------------
          4.11 Further Assurances Regarding Conversion.........13
               ---------------------------------------
ARTICLE V.
     Conditions to Closing of Holder...........................13
     ------------------------------
          5.1  Representations and Warranties Correct..........13
               --------------------------------------
          5.2  Covenants.......................................13
               ---------
          5.3  Certificates of Designation.....................13
               ---------------------------
          5.4  Delivery of Documents...........................13
               ---------------------
          5.5  Closing of Loan Agreement.......................14
               -------------------------
          5.6  Legal Matters...................................14
               -------------
     ARTICLE VI.
     Conditions to Closing of Corporation......................14
     ------------------------------------
          6.1  Representations and Warranties Correct..........14
               --------------------------------------
          6.2  Covenants.......................................14
               ---------
          6.3  Officers' Certificate...........................14
               ---------------------
          6.4  Legal Matters...................................14
               -------------

     ARTICLE VII.
     Registration Rights.......................................14
     -------------------
          7.1  Required Registrations..........................14
               ----------------------
          7.2  Form S-3........................................15
               --------
          7.3  Procedure for Registration......................15
               --------------------------
          7.4  Indemnification.................................16
               ---------------
          7.5  Rule 144 Requirements...........................17
               ---------------------
          7.6  Obligations in a Registration...................17
               -----------------------------
          7.7  Limitations on Subsequent Registration Rights...17
               ---------------------------------------------
ARTICLE VIII.
     Definitions...............................................18
     -----------
          8.1  Definitions.....................................18
               -----------

          8.2  Other Definitional Provisions...................23
               -----------------------------
          8.3  Accounting Terms and Determinations.............24
               -----------------------------------
     ARTICLE IX.
     Miscellaneous.............................................24
     -------------
          9.1  Expenses........................................24
               --------
          9.2  Indemnification.................................25
               ---------------
          9.3  Limitation of Liability.........................25
               -----------------------
          9.4  No Duty.........................................26
               -------
          9.5  Equitable Relief................................26
               ----------------
          9.6  No Waiver; Cumulative Remedies..................26
               ------------------------------
          9.7  Successors and Assigns..........................26
               ----------------------
          9.8  Survival........................................26
               --------
          9.9  ENTIRE AGREEMENT................................26
               ----------------
          9.10 Notices.........................................27
               -------
          9.11 Governing Law; Submission to Jurisdiction; Service
               --------------------------------------------------
               of Process......................................27
               ----------
          9.12 Counterparts....................................27
               ------------
          9.13 Severability....................................27
               ------------
          9.14 Headings........................................28
               --------
          9.15 Construction....................................28
               ------------
          9.16 Independence of Covenants.......................28
               -------------------------
          9.17 WAIVER OF JURY TRIAL............................28
               --------------------

List of Attachments:
-------------------
Exhibit A - Certificate of Designation for Series B Preferred Stock Exhibit B - Certificate of Designation for Series C Common Stock
Exhibit C  - Form of Note

                             AMERCO

                    SERIES B PREFERRED STOCK
                       PURCHASE AGREEMENT

     AMERCO, a Nevada corporation (the "Corporation"), and Blue Ridge Investments, LLC, a Delaware limited liability company, enter into this Agreement dated as of August 30, 1996, relating to the issuance by the Corporation of certain of its securities. Certain capitalized terms used in this Agreement are defined in
Article 8.


                           ARTICLE I.
                   DESCRIPTION OF TRANSACTION
                   --------------------------

     1.1  Description of Securities.  The securities to be issued
          -------------------------
pursuant to this Agreement are the Series B Preferred Stock, no par value (the "Series B Preferred"), of the Corporation. The Series B
Preferred  will  be  convertible, at the  Holder's  option,  into either  shares of the Corporation's Series B Common  Stock,  $.25 par  value per share (the "Series B Common Stock") or all of  the outstanding shares of Picacho, as provided in the Certificate  of
Designation.   Any  securities  of  the  Corporation  issued   or
issuable upon conversion of the Series B Preferred are referred to as "Conversion Shares."

     1.2   Purchase of Series B Preferred. The Corporation agrees
           ------------------------------
to issue to the Holder and the Holder agrees to purchase from the Corporation, a total of 100,000 shares of its authorized but unissued Series B Preferred for a total purchase price of $100,000,000.

     1.3   Closing.  The closing (the "Closing") of the  purchase
           -------
and sale of the Series B Preferred will take place at 9:00 a.m., local time, on the date (the "Closing Date") of execution of this Agreement, at the offices of Snell & Wilmer, One Arizona Center, Phoenix, Arizona, or at such other date and place as agreed to by the parties. At the Closing, the Corporation will deliver to the Holder a certificate registered in the name of the Holder or its nominee representing the Series B Preferred, upon delivery by the Holder of (i) payment of $40,000,000 by wire or other transfer; and (ii) a promissory note in the principal amount of $60,000,000 in the form attached as Exhibit C.


                          ARTICLE II.
       Representations and Warranties of the Corporation
       -------------------------------------------------

     The Corporation represents and warrants to the Holder that:

     2.1  Corporate Existence.  The Corporation and each of  its
          -------------------
Subsidiaries (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and in good standing in all jurisdictions in which the nature of its business makes such qualification necessary.

     2.2 Corporate Authority.  The Corporation has the corporate
         -------------------
power and authority and legal right to execute, deliver, and perform its obligations under this Agreement and the other Transaction Documents to which it is or may become a party.

     2.3 Financial Statements.  The Corporation has delivered to
         --------------------
the Holder the Corporation's Form 10-K, which contains audited consolidated financial statements of the Corporation and its Subsidiaries as at and for the fiscal year ended March 31, 1996, and has delivered to the Holder unaudited consolidated and consolidating financial statements of the Corporation and its Subsidiaries for the three-month period ended June 30, 1996. Such financial statements are complete and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated and consolidating basis, the financial condition of the Corporation and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein subject, in the case of the unaudited interim financial statements, to changes resulting from normal year-end adjustments (none of which would, either alone or in the aggregate, be materially adverse to the financial condition or operating results of the Corporation). Neither the Corporation nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or Properties of the Corporation or any of its Subsidiaries since the date of the most recent financial statements referred to in this Section.

     2.4  Corporate Action; No Breach.  The execution, delivery,
          ---------------------------
and performance by the Corporation of this Agreement and the other Transaction Documents to which either the Corporation or Picacho is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of the Corporation and Picacho and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or bylaws of the Corporation or any of the Subsidiaries, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which the Corporation or any of the Subsidiaries is a party or by which any of them or any of their Property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or Property of the Corporation or any Subsidiary.

     2.5 Operation of Business.  The Corporation and each of its
         ---------------------
Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and the Corporation and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the foregoing.

     2.6  Litigation and Judgments.  Except as disclosed in  the
          ------------------------
Form 10-K, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of the Corporation, threatened against or affecting the Corporation or any Subsidiary, that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against the Corporation or any Subsidiary.

     2.7  Enforceability.  This Agreement constitutes,  and  the
          --------------
other Transaction Documents to which the Corporation is party, when delivered, shall constitute the legal, valid, and binding obligations of the Corporation, enforceable against the Corporation in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application. The Series B Preferred, when issued in compliance with the provisions of this Agreement, will be validly issued, will be fully paid and nonassessable, and will have the rights, preferences, and privileges described in Exhibit A. Series B
                                          ----------
Common Stock issuable upon conversion of the Series B Preferred has been duly and validly reserved for issuance and, when issued in compliance with the provisions of this Agreement and Exhibit
                                                          -------
A,  will  be validly issued, will be fully paid and nonassessable
-
and will have the rights, preferences and privileges described in EXHIBIT B; and the Series B Preferred and such shares of Series B Common Stock will be free of any Liens, other than as set forth in this Agreement, and any Liens created by or imposed upon the holders as the result of the general application of federal or state securities laws. The shares of Series B Common Stock issuable upon conversion of the Series B Preferred are not subject to any preemptive or similar rights or rights of first refusal, except as set forth in this Agreement.

     2.8 Approvals.  No authorization, approval, or consent  of,
         ---------
and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Corporation and Picacho of this Agreement and the other Transaction Documents to which either the
Corporation or Picacho is or may become a party or for the validity or enforceability thereof.

     2.9  Debt.   The Corporation and its Subsidiaries  have  no
          ----
Debt, except as reflected in the financial statements described in Section 2.3 or incurred in the ordinary course of business after the date of those financial statements.

     2.10      Rating.  The Company's senior unsecured  debt  is
               ------
rated BBB- or higher by Standard & Poor's Corporation.

     2.11      Taxes.  The Corporation and each Subsidiary  have
               -----
filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable. The Corporation knows of no pending investigation of the Corporation or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Corporation or any Subsidiary. The federal income tax liability of the Corporation and its Subsidiaries has been audited by the Internal Revenue Service and has been finally determined and satisfied for all taxable years up to and including the taxable year ended March 31, 1993.

     2.12      Margin  Securities.  Neither the Corporation  nor
               ------------------
any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the purchase price for the Series B Preferred will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     2.13     ERISA.  The Corporation and each Subsidiary are in
              -----
compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Corporation nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Corporation and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. Neither the Corporation nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

     2.14      Disclosure.   No statement, information,  report,
               ----------
representation, or warranty made by the Corporation in this Agreement in any other Transaction Document or any of the Corporation's filings with the Securities and Exchange Commission since March 31, 1996, or furnished to the Holder in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Corporation which has had a Material Adverse Effect, or which might in the future have a Material Adverse Effect that has not been disclosed to the Holder.

     2.15     Capitalization.
              --------------

          (a)   The  authorized,  issued and outstanding  Capital
Stock of the Corporation is as described in the financial statements of the Corporation delivered to the Holder pursuant to
Section 2.3.

          (b) The Corporation has no material Subsidiaries other than Picacho and those listed in Exhibit 21 to the Form 10-K, which sets forth the jurisdiction of incorporation of each Subsidiary and the ownership of the outstanding Capital Stock of each Subsidiary. The Corporation or its Subsidiaries own all of the outstanding shares of Capital Stock of each of the Subsidiaries of record and beneficially, free and clear of all Liens.

          (c) All of the outstanding equity securities of the Corporation and its Subsidiaries have been validly issued, are fully paid, and are nonassessable (except for the shares of capital stock of Oxford Life Insurance Company and Republic
Western Insurance Company that are further assessable to the extent of their respective par values, in accordance with Article 14, Section 11 of the Constitution of the State of Arizona) and have not been issued in violation of any preemptive rights. There are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of the Corporation or any of its Subsidiaries, except that Paul F. Shoen and Sophia M. Shoen have certain limited rights to exchange their shares of Common Stock for other classes of the Corporation's stock pursuant to certain Share Repurchase and Registration Rights Agreements dated as of March 1, 1992 and May 1, 1992, and except that the Holder has certain rights under the Registration Rights Agreement dated the same date as this Agreement.

     2.16      Agreements.   Neither  the  Corporation  nor  any
               ----------
Subsidiary is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction that could have a Material Adverse Effect. Neither the Corporation nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     2.17     Compliance with Laws.  Neither the Corporation nor
              --------------------
any Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental
Authority or arbitrator.

     2.18      Investment Company Act.  Neither the  Corporation
               ----------------------
nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     2.19      Public Utility Holding Company Act.  Neither  the
               ----------------------------------
Corporation nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     2.20     Environmental Matters.
              ---------------------

          (a) Except as specifically disclosed in the Form 10-K and except for instances of noncompliance with or exceptions to the following that could not have, individually or in the aggregate, a Material Adverse Effect:

               (i) The Corporation, each Subsidiary, and all of their respective Properties and operations are in full compliance with all Environmental Laws. The Corporation is not aware of, nor has the Corporation received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Corporation and the Subsidiaries with all Environmental Laws;

               (ii) The Corporation and each Subsidiary have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits, licenses, and authorizations are in good standing and the Corporation and its Subsidiaries are in compliance with all of the terms and conditions thereof;

               (iii) No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the Properties of the Corporation or any Subsidiary except in compliance with applicable Environmental Laws. The use which the Corporation and the Subsidiaries make and intend to make of their respective Properties will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their Properties except in compliance with applicable Environmental Laws;

               (iv)  Neither  the  Corporation  nor  any  of  its
Subsidiaries nor any of their respective currently or previously owned or leased Properties or operations is subject to any outstanding or, to the best of the Corporation's knowledge, threatened order from or agreement with any Governmental
Authority or other Person or subject to any judicial or administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities;

               (v) There are no conditions or circumstances associated with the currently or previously owned or leased Properties or operations of the Corporation or any of its Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities. Neither the Corporation nor any of its Subsidiaries is subject to any Environmental Liabilities;

               (vi)  Neither  the  Corporation  nor  any  of  its
Subsidiaries  is  a  treatment,  storage,  or  disposal  facility requiring  a permit under the Resource Conservation and  Recovery
Act,  42  U.S.C.  section 6901 et seq., regulations  thereunder  or  any
                               ------
comparable  provision  of  state law.  The  Corporation  and  its
Subsidiaries   are  compliance  with  all  applicable   financial
responsibility requirements of all Environmental Laws; and

               (vii)      Neither the Corporation nor any of  its
Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release.

          (b) No Lien arising under any Environmental Law has attached to any Property or revenues of the Corporation or its Subsidiaries.

     2.21      Labor Disputes and Acts of God.  Since March  31,
               ------------------------------
1996, neither the business nor the Properties of the Corporation or any Subsidiary have been affected by any fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance) that is having or could have a Material Adverse Effect.

                          ARTICLE III.
          Representations and Warranties of the Holder
          --------------------------------------------

     The Holder hereby jointly represents and warrants to the Corporation that the following are true and correct as of the date hereof:

     3.1     Organization and Good Standing. The Holder has all
             ------------------------------
requisite power and authority to execute and deliver this Agreement and to carry out and perform its obligations hereunder.

     3.2     Authorization.   The  execution,  delivery   and
             -------------
performance of this Agreement have been duly authorized by all necessary action on the part of the Holder.


     3.3      Enforceability.  This Agreement  constitutes  the
              --------------
legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application.

     3.4      Accredited  Investor.  (a)  It is  an  accredited
              --------------------
investor as defined under Regulation D under the Securities Act and (b) by reason of its own business and financial experience and that of those Persons, if any, retained by it to advise it with respect to its investment, it together with such advisors has such knowledge, sophistication and experience in business and financial matters so that it is capable of evaluating the merits and risks of its investment in the Corporation and has the capacity to protect its own interests.

     3.5       Investment.   It  is  acquiring  the  Series   B
               ----------
Preferred and the stock into which the Series B Preferred is convertible for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any "distribution." It understands that the Series B Preferred to be purchased, and the stock into which the Series B Preferred is convertible, have not been registered under the Securities Act or any state securities laws by reason of specific exemptions from the registration provisions of the Securities Act and any applicable state securities laws, the availability of which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein.

     3.6      Access  to  Data.  It has had an  opportunity  to
              ----------------
discuss the Corporation's business, management and financial affairs with its management and the opportunity to review the Corporation's facilities and business plan.


                          ARTICLE IV.
                       Positive Covenants
                       ------------------

     The Corporation covenants and agrees that, as long as the Series B Preferred, or any of the shares obtained upon conversion of the Series B Preferred, are held by the Holder, any Affiliate of the Holder or any Person to whom the Holder has assigned its rights under this Agreement, the Corporation will, and will cause each of its Subsidiaries to:

     4.1 Existence; Business and Properties.
         ----------------------------------

          (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and to prevent a Change of Control.

          (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all Property material to the conduct of such business and keep such Property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

     4.2  Insurance.   Keep its insurable properties  adequately
          ---------
insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any Properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

     4.3  Obligations  and  Taxes.   Pay  its  debts  and  other
          -----------------------
obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its Property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such Properties or any part thereof; provided, however, that such payment and discharge shall
         --------  -------
not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Corporation or such Subsidiary of the Corporation shall have set aside on its respective books adequate reserves with respect thereto.

     4.4 Financial Statements, Reports, etc.  In the case of the
         ----------------------------------
Corporation, furnish to the Holder:

          (a) (i) as soon as practicable and in any event within 60 days after the end of each fiscal quarter, consolidated balance sheets of the Corporation and its Subsidiaries, as at the end of such period, and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal quarter, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by a Financial Officer of the Corporation that they fairly present the financial condition of the Corporation and its Subsidiaries as at the date indicated and the results of their operations and changes in their financial position for the periods indicated, subject to changes resulting from audit and normal year-end adjustment;

            (ii)      as  soon as practicable and  in  any  event
within 60 days after the end of each fiscal quarter, balance sheets of the Corporation and the Non-Insurance Subsidiaries and balance sheets of the Insurance Subsidiaries, each as at the end of such period, and the related statements of income, stockholders' equity and cash flows for such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year, together with the consolidating intercompany eliminations and adjustments, all in reasonable detail, and certified by a Financial Officer of the Corporation that they fairly present the financial condition of the Corporation and the Non-Insurance Subsidiaries and the Insurance Subsidiaries, respectively, as at the date indicated and the results of their operations and changes in their financial position for the periods indicated, subject to changes resulting from audit and normal year-end adjustment;

          (b) (i) as soon as practicable and in any event within 120 days after the end of each fiscal year of the Corporation, consolidated balance sheets of the Corporation and its Subsidiaries, as at the end of such year, and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case, in comparative form the consolidated figures for the previous year, all in reasonable detail and accompanied by a report thereon of Price Waterhouse LLP or other independent certified public accountants of recognized national standing selected by the Corporation and reasonably satisfactory to the Holder, which report shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements present fairly, in all material respects, the financial position of the Corporation and its Subsidiaries; as at the dates indicated, and the results of their operations and cash flows for the periods indicated in conformity with GAAP (applied on a basis consistent with prior years unless as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

            (ii) as soon as practicable and in any event within 120 days after the end of each fiscal year of the Corporation, balance sheets of the Corporation and the Non-
Insurance Subsidiaries and balance sheets of the Insurance Subsidiaries, each as at the end of such year, and the related statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, together with the consolidating intercompany eliminations and adjustments, all in reasonable detail and accompanied by a report thereon of Price Waterhouse LLP or other independent certified public accountants of recognized national standing selected by the Corporation and reasonably satisfactory to the Holder, which report shall state that the balance sheets of the Corporation and the Non-Insurance Subsidiaries and balance sheets of the Insurance Subsidiaries and the related statements of income, stockholders' equity and cash flows, together with consolidating intercompany eliminations and adjustments, were subjected to the auditing procedures applied in the examination of the consolidated financial statements referred to in Section 4.4(b)(i) and are fairly stated in all material respects in relation to the consolidated financial statements taken as a whole;

          (c) together with each delivery of financial statements of the Corporation and its Subsidiaries pursuant to Sections 4.4(a) and (b) above, (i) a certificate of a Financial Officer stating that the signer thereof has reviewed the terms of this Agreement and the other Transaction Documents and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Corporation and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of such certificate, of any condition or event which constitutes an Event of Noncompliance, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Corporation has taken, is taking and proposes to take with respect thereto;

          (d) promptly upon receipt thereof, copies of all reports submitted to the Corporation by independent public accountants in connection with each annual, interim or special audit of the financial statements of the Corporation made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

          (e) promptly upon their becoming available, copies of all (i) financial statements, reports, notices and proxy statements sent or made available generally by the Corporation to its security holders or by any of its Subsidiaries to its security holders other than the Corporation or another of its Subsidiaries, and (ii) regular and periodic reports and all registration statements and prospectuses, if any, filed by the Corporation or any of its Subsidiaries with any securities exchange or with the Commission or any Governmental Authority succeeding to any of its functions;

          (f) promptly upon any officer of the Corporation obtaining knowledge (i) of any condition or event which constitutes an Event of Noncompliance, (ii) that any Person has given any notice to the Corporation or any of its Subsidiaries or taken any other action with respect to a claimed default or event of default under or breach of any instrument reflecting a Debt of the Corporation or any of its Subsidiaries in a principal amount in excess of $10,000,000, or (iii) of any condition or event that might have a Material Adverse Effect, a certificate of a Financial Officer specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default, Event of Noncompliance, event or condition, and what action the Corporation has taken, is taking and proposes to take with respect thereto;

          (g) promptly upon any officer of the Corporation obtaining knowledge of (i) the institution of, or threat of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Corporation or any of its Subsidiaries or any property of the Corporation or any of its Subsidiaries not previously disclosed by the Corporation to the Holder, or (ii) any material development in any action, suit, proceeding, governmental investigation or arbitration, which, in either case, if adversely determined, might have a Material Adverse Effect, the Corporation shall promptly give notice thereof to the Holder and provide such other information as may be reasonably available to it to enable the Holder and its counsel to evaluate such matters;

          (h) promptly upon their becoming available, copies of the annual, quarterly and other regular periodic reports which each Insurance Subsidiary is required to submit to the insurance commissioner of the State of Arizona or other Governmental Authorities;

          (i) with reasonable promptness after the execution thereof, copies of all agreements (and in the case of commercial paper, notes or medium-term notes issued by the Corporation, the forms of such notes) evidencing any Debt of the Corporation or any of its Subsidiaries in an amount of $10,000,000 or more and of any amendments to or waivers under any such agreement;

          (j) promptly upon the occurrence thereof, a written notice, in reasonable detail, of any purchase by the Corporation of (i) capital stock of the Corporation in an amount of $5,000,000 or more in any one transaction or in an aggregate amount of $7,500,000 or more in any one fiscal year or (ii) any purchase or redemption of any preferred stock of the Corporation in an aggregate amount of $7,500,000 or more in any one fiscal year;

          (k)  with reasonable promptness, such other information
and   data  with  respect  to  the  Corporation  or  any  of  its
Subsidiaries as from time to time may be reasonably requested by the Holder; and

          (l) promptly upon the occurrence thereof, and in any event within five days, notice of a Change of Control, and, as promptly thereafter as possible, such information as may be reasonably available to the Corporation to enable the Holder and its counsel to evaluate such matter.

     4.5  ERISA.  (a) With regard to each Plan and Multiemployer
          -----
Plan, comply in all material respects with the applicable provisions of ERISA and the Code and (b) furnish to the Holder
(i) as soon as possible, and in any event within 30 days after any officer of the Corporation or any ERISA Affiliate either knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Corporation to the PBGC in an aggregate amount exceeding $1,000,000, a statement of a Financial Officer setting forth details as to such Reportable Event and the action proposed to be taken with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after receipt thereof, a copy of any notice the Corporation or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) or to appoint a trustee to administer any Plan or Plans, (iii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Financial Officer setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of such notice given to the PBGC and (iv) promptly and in any event within 30 days after receipt thereof by the Corporation or any ERISA

Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Corporation or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA.

     4.6   Maintaining   Records:  Access  to   Properties   and
           -----------------------------------------------------
Inspections.   Maintain all financial records in accordance  with
-----------
GAAP and permit any representatives designated by the Holder to visit and inspect the financial records and the properties of the Corporation or any of its Subsidiaries at reasonable times and as often as requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Holder to discuss the affairs, finances and condition of the Corporation or any of its Subsidiaries with the officers thereof and independent accountants therefor.

     4.7 Use of Proceeds.  The Corporation will use the proceeds
         ---------------
from the sale of the Series B Preferred exclusively to capitalize
Picacho.

     4.8  Ownership  and Operation of Picacho.  The  Corporation
          -----------------------------------
will:

          (a) at all times own all of the outstanding shares, and all interest in the revenues, income, assets and business, of Picacho (except in the event of a conversion of the Series B
Preferred into the shares of Picacho);

          (b)   cause  Picacho  to  engage  in  no  business   or
operations and incur no liabilities or obligations except as permitted by Picacho's Articles of Incorporation;

          (c) cause the Corporation at all times to have sufficient funds legally available for redemption of all of the Series B Preferred;

          (d) cause Picacho at all times to invest its assets with an investment manager satisfactory to the Holder;

          (e)    cause  Picacho  at  all  times  to  maintain   a
stockholders' equity of at least $100,000,000; and

          (f)    cause  Picacho  to  maintain  its  Articles   of
Incorporation and Bylaws in effect as at the date of this Agreement.

     4.9  Further Assurances.  Execute and deliver such  further
          ------------------
agreements and instruments and take such further action as may be requested by the Holder to carry out the provisions and purposes of this Agreement and the other Transaction Documents and to create, preserve, and perfect the rights of the Holder under the Transaction Documents.

     4.10      Compliance with Other Instruments.  At all  times
               ---------------------------------
comply with all terms, covenants, conditions, agreements and other obligations contained in any instrument evidencing or governing a Debt of the Corporation or any of its Subsidiaries in a principal amount in excess of $10,000,000.

     4.11     Further Assurances Regarding Conversion.  Take any
              ---------------------------------------
further action that may be required from time to time to assure that number of shares of Series B Common Stock authorized and reserved for issuance upon conversion of the Series B Preferred is at all times sufficient to permit the conversion of all the outstanding shares of the Series B Preferred after giving full effect to all adjustments to the Conversion Price as provided in Certificate of Designation. Execute and deliver such further agreements and instruments and take such further action as may be requested by the Holder to permit or facilitate the conversion of the Series B Preferred, including filing and using its best efforts to obtain approval of any listing or similar application relating to the Series B Common Stock, and the filing and completion of any notice required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976.


                           ARTICLE V.
                Conditions to Closing of Holder
                -------------------------------

     The Holder's obligations to purchase the Series B Preferred at the Closing is, at the option of the Holder, subject to the fulfillment as of the Closing Date of the following conditions:

     5.1  Representations and Warranties Correct.  The representa
          --------------------------------------
tions and warranties made by the Corporation in Section 2 of this Agreement shall be true and correct in all material respects at and as of the Closing.

     5.2   Covenants.   All covenants, agreements and  conditions
           ---------
contained in this Agreement to be performed by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3   Certificates  of Designation.  The  Corporation  shall
           ----------------------------
have filed the Certificates of Designation with the Secretary  of
State of Nevada in the forms of Exhibit A and Exhibit B.
                                ---------     ---------

     5.4   Delivery  of  Documents.  The Corporation  shall  have
           -----------------------
delivered to the Holder all of the following, in form and substance satisfactory to the Holder:

          (a)   Officers'  Certificate.   A  certificate  of  the
                ----------------------
Corporation's President and Secretary to the effect that the conditions referred to in Sections 5.1 through 5.3 have been satisfied.

          (b)   Fees  and Expenses.  Evidence that  the  fees  to
                ------------------
NationsBanc Capital Markets, Inc. and all other costs and expenses (including attorneys' fees) referred to in Section 9.1, to the extent incurred, shall have been paid in full by the Corporation.

     5.5   Closing of Loan Agreement.  The Letter Loan  Agreement
           -------------------------
dated the date of this Agreement between NationsBank Corporation and the Holder shall have been executed and delivered.

     5.6   Legal Matters.  All material matters of a legal nature
           -------------
which pertain to this Agreement and the transactions contemplated hereby shall have been reasonably approved by counsel to the Holder.


                          ARTICLE VI.
              Conditions to Closing of Corporation
              ------------------------------------

     The Corporation's obligation to sell and issue the Series  B
Preferred to be issued at the Closing is, at the option of the Corporation, subject to the fulfillment as of the Closing Date of the following conditions:

     6.1   Representations   and   Warranties   Correct.     The
           --------------------------------------------
representations and warranties made by the Holder in Section 3 of this Agreement shall be true and correct in all material respects at and as of the Closing.

     6.2  Covenants.  All covenants, agreements  and  conditions
          ---------
contained in this Agreement to be performed by the Holder on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3   Officers'  Certificate.    The  Holder   shall   have
           ----------------------
delivered to the Corporation a certificate of the Holder's Vice President and Assistant Secretary to the effect that the conditions referred to in Sections 6.1 through 6.3 have been satisfied.

     6.4  Legal Matters.  All material matters of a legal nature
          -------------
which pertain to this Agreement and the transactions contemplated hereby shall have been reasonably approved by counsel to the Corporation.


                          ARTICLE VII.
                      Registration Rights
                      -------------------

     7.1     Required Registrations.  At any time after (i)  an
             ----------------------
Event of Noncompliance has occurred and is continuing or (ii) the Series B Preferred has been converted, the Holder may notify the Corporation in writing that the Holder intends to offer for public sale any of the Registrable Securities. Upon delivery to the Corporation of such notification, the Corporation shall use its best efforts to cause the Registrable Securities as may be requested by the Holder to be included in a registration statement under the Securities Act. All expenses of any registration pursuant to this Section and the reasonable fees and expenses of one (1) independent counsel for the Holder will be borne by the Corporation (excluding underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holder). This Section will not apply to requests for registration on Form S-3 (or successor form) which will be governed by Section 7.2. The Corporation shall not be obligated to file a registration statement under this Section unless the Holder requests the registration of Registrable Securities either (a) having a market value of at least $5,000,000 or (b) constituting all of the Registrable Securities then held by the Holder. The Corporation's obligations under this Section shall continue for multiple registrations so long as the Holder holds any Registrable Securities.

     7.2      Form  S-3.  The Corporation shall  use  its  best
              ---------
efforts to continue to be eligible for use of Form S-3 or any successor form. If at any time after (i) an Event of Noncompliance has occurred and is continuing or (ii) the Series B Preferred has been converted, the Corporation is eligible to effect a registration of its securities under Form S-3 (or a successor form), the Holder will have the right to request, and the Corporation shall use its best efforts to effect, registrations of shares of its Registrable Securities on Form S-3 (but no more than two such registrations during any one fiscal
year).   The  Corporation  shall  not  be  obligated  to  file  a
registration statement under this Section unless the Holder requests the registration of Registrable Securities either (a) having a market value of at least $5,000,000 or (b) constituting all of the Registrable Securities then held by the Holder. All expenses incurred in connection with the registrations requested pursuant to this Section 7.2, including the reasonable fees and expenses of one (1) independent counsel for the Holder, will be borne by the Corporation (excluding underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holder).

     7.3       Procedure   for  Registration.    Whenever   the
               -----------------------------
Corporation   is  required  under  this  Agreement  to   register
Registrable Securities, it agrees to do the following:

          (a) Use its best efforts promptly to prepare and file with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus as may be necessary to declare or keep the registration statement effective and to comply with the provisions of the Securities Act for the period necessary to complete the proposed public offering, but not more than 180 days; provided, however, that in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

          (b) Furnish to the Holder such copies of each preliminary and final prospectus and such other documents as the Holder may reasonably request to facilitate the public offering of its Registrable Securities;

          (c)    Enter  into  any  underwriting  agreement   with
customary provisions;

          (d) Use its best efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or "blue-sky" laws of such jurisdictions as the Holder may reasonably request, although the Corporation will not have to register in any states that require it to qualify to do business or subject itself to general service of process; and

          (e) The Corporation is not required to file a registration statement within forty-five (45) days following the effective date of any other registration statement initiated by the Corporation. The Corporation may postpone the filing of any registration statement required under Sections 7.1 or 7.2 for a reasonable period of time, not to exceed forty-five (45) days, if the Corporation has been advised by legal counsel that such filing would require the disclosure of a material fact, and the Corporation determines reasonably and in good faith that such disclosure would have a Material Adverse Effect.

     7.4     Indemnification.
             ---------------
          (a) Subject to applicable law, the Corporation will indemnify the Holder in connection with the inclusion of Registrable Securities in the registration statement, and each Person controlling the Holder, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue or allegedly untrue statement of a material fact contained in the registration statement, or any omission or alleged omission to state a material fact required to be stated in the registration statement or necessary to make the statements not misleading, or arising out of any violation by the Corporation of the Securities Act, any state securities or "blue-sky" laws or any applicable rule or regulation and will promptly reimburse the Holder and any such other Person for any costs or expenses incurred in suits, claims, investigations or proceedings arising out of any such registration statement. This indemnification will not apply to any claims, losses, damages or liabilities to the extent they arise out of or are based upon an untrue statement or omission based upon information furnished in writing to the Corporation by such Holder, or controlling Person, respectively, expressly for use in the registration statement. With respect to such untrue statement or omission in the information furnished in writing to the Corporation by the Holder, the Holder will indemnify the underwriters, the Corporation, its directors and officers, the other Persons selling securities under the registration statement and each Person controlling any of them against any losses, claims, damages, expenses or liabilities to which any of them may become subject as a result of such untrue statement or omission (including those incurred in connection with investigating or defending against such claims), up to the proceeds received by the Holder in such offering.

          (b)   If  the  indemnification  provided  for  in  this
Section is unavailable or insufficient to hold harmless the Holder, and each Person controlling the Holder, in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Corporation shall contribute to the amount paid or payable by the Holder or such other Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Corporation and the Holder in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Corporation shall contribute to such amount paid or payable by the Holder in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits received by the Corporation and the Holder from the offering as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation or the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above in this Section. The amount paid or payable by the Holder as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by the Holder in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding any provision in this Section to the contrary, the Holder shall not be liable for any amount, in the aggregate, in excess of the net proceeds to the Holder from the sale of the Holder's shares giving rise to such losses, claims, damages or liabilities.

          (c) The obligations of the Corporation under this Section shall be in addition to any liability that the Corporation may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls the Holder within the meaning of the Securities Act.

     7.5      Rule 144 Requirements.  The Corporation will  use
              ---------------------
all reasonable efforts to file with the Commission such information as the Commission may require and will use all reasonable efforts to make available Rule 144 under the Securities Act (or any successor exemptive rule).

     7.6      Obligations in a Registration.  The Holder agrees
              -----------------------------
to   furnish  such  information  regarding  the  Holder  and  the securities sought to be registered as the Corporation may reasonably request in connection with the registration, qualification or compliance.

     7.7      Limitations on Subsequent Registration Rights.
              ---------------------------------------------
After the date hereof, the Corporation will not, without the prior written consent of the Holder, enter into any agreement with any holder or prospective holder of any securities of the Corporation that would allow such holder or prospective holder
(a) to make a demand registration which could result in such registration statement being declared effective within ninety
(90) days of the effective date of any registration effective pursuant to Sections 7.1 or 7.2, or (b) that would allow any such holder or prospective holder to have greater rights than the Holder under Section 7.1 or 7.2.

                         ARTICLE VIII.
                          Definitions
                          -----------

     8.1     Definitions.   As  used in  this  Agreement,  the
             -----------
following terms have the following meanings:

     "Affiliate"  means, when used with respect  to  a  specified
Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "Business Day" means (a) any day on which commercial banks are not authorized or required to close in Charlotte, North Carolina and (b) with respect to all payments, conversions, payment periods, and notices, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in dollar deposits are carried out in the London interbank market.

     "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof (including all amounts which such Person is obligated to pay to another on termination of the applicable lease or surrender of the applicable property, but excluding any amounts required to be paid by such Person (regardless of whether designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges), which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     "Capital   Stock"  means  any  and  all  shares,  interests,
participations, rights or other equivalents (however designated) of corporate stock.

     "Certificate of Designation" means the Certificate of Designation of Preferences and Rights of Series B Preferred Stock filed as an amendment to the Corporation's Restated Articles of Incorporation concurrently with the execution of this Agreement and attached as Exhibit A.

     "Change of Control" means (a) any transfer of any shares of any class of capital stock that results in the Corporation's ESOP and the Shoen Group owning, in the aggregate, less than the amount of capital stock as may be necessary to enable them to cast in excess of 50% of the votes for the election of directors of the Corporation or (b) during any period of two consecutive years, persons who at the beginning of such period constituted the board of directors of the Corporation (including any director approved by a vote of not less than 66-2/3% of such board) cease for any reason to constitute greater than 50% of the then acting board.

     "Closing" has the meaning given in Section 1.3.

     "Closing Date" has the meaning given in Section 1.3.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

     "Commission" means the Securities and Exchange Commission.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

     "Debt" means as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days, (d) all Capital Lease Obligations of such Person, (e) all Debt or other obligations of others Guaranteed by such Person, (f) all obligations secured by a Lien existing on Property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (h) all obligations of such Person to redeem or retire shares of capital stock of such Person; (i) all obligations and liabilities of such Person under Interest Rate Protection Agreements, and (j) all liabilities of such Person in respect of unfunded vested benefits under any Plan.

     "Environmental Laws" means any and all federal,  state,  and local  laws, regulations, and requirements pertaining to  health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability
Act  of  1980, 42 U.S.C. section  9601 et seq., the Resource Conservation
                                       ------
and  Recovery  Act  of  1976, 42 U. S.  C. section  6901  et  seq.,  the
                                                          -------
Occupational Safety and Health Act, 29 U S.C. section  651 et  seq.,  the
                                                           -------
Clean  Air Act, 42 U.S.C. section 7401 et seq., the Clean Water Act,  33
                                       ------
U.S.C. section  1251 et seq., and the Toxic Substances Control  Act,  15
                     ------
U.S.C. section   2601   et   seq.,  as  such  laws,   regulations,   and
                        --------
requirements may be amended or supplemented from time to time.

     "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses, (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended from time to time, and the regulations and published interpretations thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Corporation or is under common control (within the meaning of Section 414(c) of the Code) with the Corporation.

     "Event of Noncompliance" means (i) any representation, warranty or statement made or deemed to be made by the Corporation to the Holder shall be false, misleading or erroneous in any material respect when made or deemed to have been made; or
(ii) the Corporation shall at any time fail to comply or remain in compliance with any obligation, covenant or agreement made or owed by the Corporation to the Holder under any Transaction Document.

     "Financial Officer" of any corporation means the chief financial officer, principal accounting officer, Treasurer or Controller of such corporation.

     "Form 10-K" means the Corporation's Annual Report on Form 10-K for the year ended March 31, 1996, as filed with the Commission.

     "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the
Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

     "Holder" means Blue Ridge Investments, LLC, a Delaware limited liability company, an Affiliate of that entity or any Person to whom that entity or a subsequent Holder has assigned its rights under this Agreement.

     "Insurance Subsidiaries" shall mean Oxford Life Insurance Company, an Arizona corporation, Ponderosa Holdings, Inc., a Nevada corporation, Republic Western Insurance Company, an Arizona corporation, Republic Claims Service Co., an Arizona corporation, RWIC Investments, Inc., a Nevada corporation, and Republic Western Syndicate, Inc., a New York corporation.

     "Interest Rate Protection Agreements" means, with respect to any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specified contingencies.

     "Lien"  means  any  lien, mortgage, security  interest,  tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, limitation on voting, use or ownership or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

     "Material Adverse Effect" means the occurrence of any event or the existence of any condition that could have a material adverse effect on (a) the Properties, prospects, business, operations, condition (financial or otherwise), liabilities, or capitalization of the Corporation and its Subsidiaries taken as a whole, (b) the ability of the Corporation to pay and perform the Obligations when due, or (c) the validity or enforceability of any of the Transaction Documents or the rights and remedies of the Holder thereunder.

     "Multiemployer Plan" means a multiemployer plan defined as such in Section 4001(a)(3) of ERISA to which the Corporation or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the
Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Non-Insurance   Subsidiaries"   means   the   Corporation's
Subsidiaries other than the Insurance Subsidiaries.

     "Obligations" means all obligations and liabilities  of  the
Corporation to the Holder, arising pursuant to any of the Transaction Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of the Corporation to pay dividends on the Series B Preferred, interest on the dividends and all fees, costs, and expenses (including attorneys' fees) provided for in the Transaction Documents.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

     "Person" means any individual, corporation, business  trust,
association,    Corporation,    partnership,    joint    venture,
Governmental Authority, or other entity.

     "Picacho" means Picacho Peak Investment Co., a newly  formed
Nevada corporation.

     "Plan" means any employee benefit or other plan established or maintained by the Corporation or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Prohibited Transaction" means any transaction set forth  in
Section 406 of ERISA or Section 4975 of the Code.

     "Property" means property of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the date of this Agreement.

     "Registrable Securities" means any shares of Series B Preferred, Series B Common Stock or other securities issuable upon conversion of Series B Preferred, and any other securities distributable on, with respect to, or in substitution for such Registrable Securities, except for those that have been sold or transferred pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act.

     "Regulatory Change" means any change after the date of this Agreement in United States federal, state or foreign laws or regulations (including Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time) or the adoption or making after such date of any interpretations, directives or requests applying to a class of institutions including NationsBank Corporation of or under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or Property.

     "Remedial Action" means all actions required to (a) cleanup, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or
(c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     "Reportable Event" means any reportable event as defined  in
Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

     "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

     "Series   B   Common  Stock"  has  the  meaning   given   in
Section 1.1.

     "Series B Preferred" has the meaning given in Section 1.1.

     "Shoen Group" means (a) L.S. Shoen and the spouse and lineal descendants of said individual, the spouses of said lineal descendants and the lineal descendants of said spouses, (b) any trusts for the benefit of or the executor or administrator of the estate of or other legal representative of any of the individuals referred to in the immediately preceding clause (a) and (c) any corporation with respect to which all the voting stock thereof is, directly or indirectly, owned by any of the individuals referred to in the preceding clause (a).

     "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) which is, at the time any determination is made, otherwise Controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person and, with respect to the Corporation, Picacho.

     "Transaction Documents" means this Agreement, the Certificate of Designation, and all other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement or the Holder's purchase or holding of the Series B Preferred, the Series B Common Stock or Registrable Securities, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

     "Withdrawal   Liability"   shall   mean   liability   to   a
Multiemployer  Plan  as  a  result  of  a  complete  or   partial
withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     8.2     Other  Definitional Provisions.  All  definitions
             ------------------------------
contained  in  this  Agreement  are  equally  applicable  to  the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement.

     8.3     Accounting Terms and Determinations.   Except  as
             -----------------------------------
otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holder hereunder shall be prepared, in accordance with GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in
Section 2.3 hereof. All calculations made for the purposes of determining compliance with the provisions of this Agreement shall be made by application of GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in Section 2.3 hereof. To enable the ready and consistent determination of compliance by the Corporation with its obligations under this Agreement, the Corporation will not change the last day of its fiscal year from March 31, or the last days of the first three fiscal quarters of the Corporation in each of its fiscal years from June 30, September 30 and December 31, respectively.


                          ARTICLE IX.
                         Miscellaneous
                         -------------

     9.1 Expenses.
         --------
          (a)   The  Corporation hereby agrees to pay on  demand:
     (i) all costs and expenses of the Holder in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Transaction Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of legal counsel for the Holder, (ii) all costs and expenses of the Holder in connection with any Event of Noncompliance and the enforcement of this Agreement or any other Transaction Document, including, without limitation, the fees and expenses of legal counsel for the Holder, (iii) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Transaction Documents, (iv) all costs, expenses, assessments, and other charges incurred in connection with any conversion, redemption or registration of the Series B Preferred or any other action contemplated by this Agreement or any other Transaction Document, (v) the fees of NationsBanc Capital Markets, Inc. under the terms of that certain letter dated August 30, 1996 from NationsBanc Capital Markets, Inc. to the Corporation; and (vi) all other costs and expenses incurred by the Holder in connection with this Agreement or any other Transaction Document.

          (b) Without limiting paragraph (a) of this Section, if after the date hereof, the Holder shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any other Regulatory Change relating thereto or compliance by the Holder (or its parent) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the
     Holder's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which the Holder (or its parent) could have achieved but for such adoption, change or compliance (taking into consideration the Holder's parent's policies with respect to capital adequacy and all other fees, commissions, increases in dividends or other charges received by the Holder under the Transaction Documents) by an amount deemed by the Holder to be material, then from time to time, within ten (10) Business Days after demand by the Holder, the Corporation shall pay to the Holder such additional amount or amounts as will compensate the Holder (or its parent) for such reduction. A certificate of the Holder claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to it hereunder shall be (a) prima facie valid, provided that the determination thereof is made on a reasonable basis and
     (b) delivered to the Corporation by the Holder within thirty
     (30)  days  after  (i) the Holder obtains knowledge  of  the occurrence of the Regulatory Change giving rise to the amount claimed hereunder and (ii) determines to demand compensation under this paragraph for such amount. In determining the amount or amounts claimed under this paragraph, the Holder may use any reasonable averaging and attribution methods.

     9.2  Indemnification.  The Corporation shall indemnify  the
          ---------------
Holder and each Affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, hold each of them harmless against, and promptly reimburse any of them for any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including fees and expenses of counsel selected by the Holder) to which any of them may become subject that directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Transaction
Documents,  (b)  any  of  the transactions  contemplated  by  the
Transaction Documents, (c) any breach by the Corporation of any representation, warranty, covenant, or other agreement contained in any of the Transaction Documents, (d) the presence, Release, threatened Release, disposal, removal, or cleanup of any Hazardous Material located on, about, within, or affecting any of the Properties of the Corporation or any Subsidiary, or (e) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER TRANSACTION DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     9.3  Limitation of Liability.  None of the Holder,  or  any
          -----------------------
Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Corporation hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Corporation in connection with, arising out of, or in any way related to, this Agreement or any of the other Transaction Documents, or any of the transactions contemplated by this Agreement or any of the other Transaction Documents. The Corporation hereby waives, releases, and agrees not to sue the Holder or any of its respective Affiliates, officers, directors, employees, attorneys, or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Transaction Documents, or any of the transactions contemplated by this Agreement or any of the other Transaction Documents.

     9.4  No Duty.  All attorneys, accountants, appraisers,  and
          -------
other professional Persons and consultants retained by the Holder shall have the right to act exclusively in the interest of the Holder and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Corporation or any of the Corporation's shareholders or any other Person.

     9.5  Equitable Relief. The Corporation recognizes  that  in
          ----------------
the event the Corporation fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Holder. The Corporation therefore agrees that the Holder, if the Holder so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     9.6 No Waiver; Cumulative Remedies.  No failure on the part
         ------------------------------
of the Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement or any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement or any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Transaction Documents are cumulative and not exclusive of any rights and remedies provided by law.

     9.7 Successors and Assigns. This Agreement shall be binding
         ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Corporation nor the Holder may assign or transfer any of its rights or obligations hereunder, without the prior written consent of the other party; provided, however, the Corporation (a) acknowledges that the Holder has pledged its rights in the Series B Preferred and its rights under this Agreement to NationsBank Corporation and (b) agrees that NationsBank Corporation may exercise the rights of the Holder hereunder and is entitled to the benefits hereof.

     9.8  Survival.  All representations and warranties made  or
          --------
deemed made in this Agreement or any other Transaction Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Transaction Documents, and no investigation by the Holder or any closing shall affect the representations and warranties or the right of the Holder to rely upon them. Without prejudice to the survival of any other obligation of the Corporation hereunder, the obligations of the Corporation under Article 7 and Article 10 shall survive termination of this Agreement.

     9.9   ENTIRE  AGREEMENT.   THIS  AGREEMENT  AND  THE  OTHER
           -----------------
TRANSACTION DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND

UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTIES HERETO.

     9.10      Notices.   All  notices and other  communications
               -------
provided   for  in  this  Agreement  and  the  other  Transaction
Documents shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. All such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as provided herein.

     9.11     Governing Law; Submission to Jurisdiction; Service
              --------------------------------------------------
of  Process.  THIS AGREEMENT SHALL BE GOVERNED BY, AND  CONSTRUED
-----------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE CORPORATION HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA AND OF ANY NORTH CAROLINA STATE COURT SETTING IN CHARLOTTE, NORTH CAROLINA, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE CORPORATION IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE CORPORATION AT ITS ADDRESS SET FORTH UNDERNEATH ITS SIGNATURE HERETO. THE CORPORATION IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

     9.12      Counterparts.  This Agreement may be executed  in
               ------------
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     9.13      Severability.  Any provision  of  this  Agreement
               ------------
held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     9.14      Headings.    The   headings,   captions,    and
               --------
arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     9.15      Construction.   The Corporation  and  the  Holder
               ------------
acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Transaction Documents with its legal counsel and that this Agreement and the other Transaction Documents shall be construed as if jointly drafted by the parties hereto.

     9.16      Independence   of  Covenants.    All   covenants
               ----------------------------
hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Noncompliance if such action is taken or such condition exists.

     9.17      WAIVER  OF  JURY TRIAL.  TO  THE  FULLEST  EXTENT
               ----------------------
PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED
THEREBY OR THE ACTIONS OF THE HOLDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     The foregoing agreement is hereby executed as of the date first above written.

                                   CORPORATION:

                                   AMERCO

                                   By:    /S/ GARY B. HORTON
                                         -----------------------
                                   Name: GARY B. HORTON
                                         -----------------------
                                   Title:  TREASURER
                                         -----------------------
                                   Address for Notices:
                                   AMERCO
                                   -----------------------------
                                   1325 AIRMOTIVE WAY, STE 100
                                   -----------------------------
                                   RENO, NEVADA  89502
                                   -----------------------------
                                   Fax No.:  (702) 688-6338
                                   Telephone No.: (702) 688-6300
                                   Attention:  GARY B. HORTON

                                   HOLDER:

                                   BLUE RIDGE INVESTMENTS, LLC


                                   By:   /S/ GEORGE C. CARP
                                         -----------------------
                                   Name: George C. Carp
                                   Title:   Vice President-Finance

                                   Address for Notices:
                                   NationsBank Corporate Center
                                   100 Tryon Street, 20th Floor
                                   Charlotte, North Carolina 28255

                                   Fax No.: (704) 386-6453
                                   Telephone No.: (704) 386-4225
                                   Attention: Vic Warnement

                           EXHIBIT A
                               TO
          SERIES B PREFERRED STOCK PURCHASE AGREEMENT


           CERTIFICATE OF DESIGNATION OF PREFERENCES
             AND RIGHTS OF SERIES B PREFERRED STOCK

                           EXHIBIT B
                               TO
          SERIES B PREFERRED STOCK PURCHASE AGREEMENT


           CERTIFICATE OF DESIGNATION OF PREFERENCES
              AND RIGHTS OF SERIES B COMMON STOCK

                           EXHIBIT C
                               TO
          SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                          FORM OF NOTE